The Eaton Vance Special Investment Trust
For the Emerging Markets Portfolio


[LOGO]


Annual Shareholder Report
December 31, 1995



Investment Adviser of Emerging Markets Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Fund Administrator
Eaton Vance Management
24 Federal Street
Boston, MA 02110
(617) 482-8260

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent
First Data Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

                           EMERGING MARKETS PORTFOLIO
                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------
                            COMMON STOCKS - 85.8%
--------------------------------------------------------------------------------
                                                     SHARES             VALUE

BRAZIL - 6.6%
Banco Bradesco S.A. Pfd.                           6,683,067        $   58,445
Banco Bradesco S.A. Rights(1)                        156,263               243
Brasmotor S.A. Pfd.                                  310,000            61,557
Compania Brasileira de Distrib. GDR(1)                 7,800            81,900
Usiminas Siderurg Minas ADR                            4,325            35,141
                                                                    ----------
                                                                    $  237,286
                                                                    ----------
CHILE - 3.8%
Banco Osorno Y La Union                                4,360        $   60,495
Compania de Telecomunicaciones                           900            74,475
                                                                    ----------
                                                                    $  134,970
                                                                    ----------
HONG KONG - 24.5%
Cheung Kong(1)                                        14,000        $   85,280
Citic Pacific Ltd.                                    21,000            72,137
CP Pokphand Co. Ltd.                                 220,000            88,203
First Pacific Co.                                     70,000            77,857
Florens International Group Ltd.                     118,000            74,709
Henderson Land Development                            12,000            72,390
HSBC Holdings PLC                                      4,000            60,526
Hutchison Whampoa                                     23,000           140,102
Li & Fung Ltd.(1)                                     80,000            71,390
QPL International Oldings Ltd.(1)                     50,000            56,258
Varitronix International Ltd.(1)                      43,000            79,803
                                                                    ----------
                                                                    $  878,655
                                                                    ----------
INDIA - 6.9%
Hindalco Industries Ltd.                               2,200        $   74,250
Mahindra & Mahindra GDR                                6,800            86,700
Tata Engineering & Locomotion GDR                      6,720            87,360
                                                                    ----------
                                                                    $  248,310
                                                                    ----------
INDONESIA - 12.1%
PT HM Sampoerna (Foreign)                               8,000       $   83,271
PT Matahari Putra Prima(1)                             40,000           70,413
PT Mulia Industrindo(1)                                32,000           90,269
PT Telecomunikasion(1)                                 85,000          111,524
Wicaksana(1)                                           29,500           78,701
                                                                    ----------
                                                                    $  434,178
                                                                    ----------
REPUBLIC OF KOREA - 5.3%
Korea Electric Power ADR                                3,000       $   79,500
Korea Mobile Telecom Corp.(1)                           2,500          111,875
                                                                    ----------
                                                                    $  191,375
                                                                    ----------
MAYLASIA - 5.5%

DCB Holdings Behard                                    30,000       $   87,436
Sistem Televisyen Malaysia BHD(1)                      30,000          108,113
                                                                    ----------
                                                                    $  195,549
                                                                    ----------

                                                        SHARES           VALUE
MEXICO - 5.4%
Pan American Beverages, Inc.                            2,400       $   76,800
Sigma Alimentos S.A.(1)                                 8,200           52,216
Telefonos de Mexico ADR                                 2,050           65,344
                                                                    ----------
                                                                    $  194,360
                                                                    ----------
PERU - 2.1%
Cerveceria Backus & Johnston                           44,331       $   76,270
                                                                    ----------
PHILIPPINES - 4.1%
Benpres Holdings(1)                                    12,800       $   64,000
Philippine Long Distance Telephone                        700           38,029
Philippine Long Distance Telephone ADR                    800           43,300
                                                                    ----------
                                                                    $  145,329
                                                                    ----------
SRI LANKA - 1.4%
John Keells Holdings GDR                               10,000       $   50,000
                                                                    ----------
THAILAND - 8.1%
Electricity Generating (Foreign)(1)                    17,600       $   60,087
Industrial Finance Corp.                               21,200           72,817
Siam Cement Co. Ltd. (Foreign)                          1,400           77,586
Siam Commercial Bank(1)                                 8,300           81,715
                                                                    ----------
                                                                    $  292,205
                                                                    ----------
TOTAL COMMON STOCKS
(IDENTIFIED COST, $2,803,317)                                       $3,078,487
OTHER ASSETS, LESS LIABILITIES - 14.2%                                 508,782
                                                                    ----------
NET ASSETS - 100%                                                   $3,587,269
                                                                    ==========

(1) Non-income producing securities


                        See notes to financial statements

                           EMERGING MARKETS PORTFOLIO
                              FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
                                December 31, 1995
-------------------------------------------------------------------------------



ASSETS:

 Investment, at value (Note 1A) (identified cost, $2,803,317)        $3,078,487
 Cash                                                                   652,451
 Cash denominated in foreign currencies (cost $100,000)                  99,597
 Dividends and interest receivable                                          894
 Receivable from Administrator                                           61,361
 Deferred organization expenses (Note 1C)                                29,781
                                                                     ----------
       Total assets                                                  $3,922,571

LIABILITIES:

 Payable for investments purchased                    $292,053
 Accrued expenses and other liabilities                 43,249
                                                      --------
          Total liabilities                                             335,302
                                                                     ----------
NET ASSETS applicable to investors' interest in Portfolio            $3,587,269
                                                                     ==========
SOURCES OF NET ASSETS:
 Net proceeds from capital contributions and withdrawals             $3,312,511
 Net unrealized appreciation of investments
    (computed on the basis of identified cost)                          275,170
 Net unrealized depreciation of foreign currencies                         (412)
                                                                     ----------
       Total                                                         $3,587,269
                                                                     ==========

                        See notes to financial statements

                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                          Year Ended December 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividend income (net of foreign withholding tax, $1,466)           $  29,122
   Expenses-
      Investment adviser fee (Note 2)                       $ 17,297
      Administration fee (Note 2)                              5,762
      Compensation of Trustees not members of the
         Investment Adviser's organization (Note 2)           15,000
      Custodian fees (Note 2)                                 52,692
      Legal and accounting services                           17,296
      Amortization of organization expenses (Note 1C)          7,665
      Miscellaneous                                            5,307
                                                            --------
            Total expenses                                  $121,019
                                                            --------
      Deduct -
         Allocation of expenses to the Administrator        % 61,361
         Reduction of custodian fee (Note 2)                   7,319
                                                            --------
            Total deducted                                    68,680

         Net expenses                                                    52,339
                                                                      ---------
           Net investment loss                                        $ (23,217)
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss -

      Investments                                          $(140,905
      Foreign currency                                        (6,543)
                                                           ---------
         Net realized loss                                            $(147,448)
   Change in unrealized appreciation (depreciation) -
      Investments                                          $ 281,832
      Foreign currency                                          (369)
                                                           ---------
         Net unrealized appreciation                                    281,463
                                                                      ---------
            Net realized and unrealized gain on investments           $ 134,015
                                                                      ---------
               Net increase in net assets from operations             $ 110,798
                                                                      =========


                        See notes to financial statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED DECEMBER 31,
                                                            -----------------------------
                                                                 1995             1994*
                                                            -------------       ---------
INCREASE (DECREASE) IN NET ASSETS:
   From operations-
      Net investment loss                                    $  (23,217)        $      -
      Net investment gain (loss) on investments and
         foreign currency transactions                         (147,448)             1,132
      Change in unrealized appreciation                         281,463             (6,705)
                                                             ----------         ----------
         Net increase (decrease) in net assets
          from operations                                    $  110,798         $   (5,573)
                                                             ----------         ----------

   Capital transactions:
      Contributions                                          $3,550,731         $1,107,223
      Withdrawals                                            (1,269,530)            (6,400)
                                                             ----------         -----------
         Increase in net assets from capital transactions    $2,281,201         $1,100,823
                                                             ----------         -----------
            Total increase in net assets                     $2,391,999         $1,095,250

NET ASSETS:
   At beginning of year                                       1,195,270            100,020
                                                             ----------         ----------
   At end of year                                            $3,587,269         $1,195,270
                                                             ==========         ==========

* For the period from the start of business, November 30, 1994, to December 31, 1994.

                        See notes to financial statements

                               SUPPLEMENTARY DATA

                                                    YEAR ENDED DECEMBER 31,
                                                    -----------------------
                                                       1995          1994*
                                                       ----          -----
RATIOS (to average daily net assets):
   Net expenses                                       2.58%          0.00%
   Net investment income                             (1.00%)         0.00%

PORTFOLIO TURNOVER                                      98%             0%
  Net assets, end of period (000's omitted)          $3,587         $1,195

The operating expenses of the Portfolio reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios would have been as follows:

  Expenses                                            5.24%            2.21%+
  Net investment income                              (3.98%)         (2.21%)+

+ Annualized
* For the period from the start of business, November 30, 1994, to December 31, 1994.

                        See notes to financial statements

                          NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Emerging Markets Portfolio (Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees

B. Federal Taxes - The Portfolio has elected to be treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for Federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements, (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

C. Deferred Organization Expenses - Costs incurred by the Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

D. Futures Contracts - Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

E. Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

F. Forward Foreign Currency Exchange Contracts The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counter parties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Lloyd George Management (Bermuda)Limited (the Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1995 the adviser fee was 0.75% (annualized) of average net assets. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1995, the administration fee was 0.25% (annualized) of average net assets. To enhance the net income of the Portfolio, the administrator was allocated expenses in the amount of $61,361. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custody fees are reported as a reduction of expenses in the statement of operations. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.
-------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregated $4,402,678 and $1,886,014, respectively.
-------------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in the value of the investments owned at December 31, 1995, as computed on a Federal income tax basis, are as follows:

Aggregate cost                                   $  2,803,317
                                                 ============
Gross unrealized appreciation                    $    358,918
Gross unrealized depreciation                         (83,748)
                                                 ------------
   Net unrealized appreciation                   $    275,170
                                                 ============
-------------------------------------------------------------------------------
(5) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS
Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.
-------------------------------------------------------------------------------
(6) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

                          INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF
EMERGING MARKETS PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Portfolio as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets and the supplementary data for the year ended December 31, 1995 and for the period from the start of business November 30, 1994, to December 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Emerging Markets Portfolio at December 31, 1995, and the results of its operations, the changes in its net assets, and its supplementary data for the respective stated periods, in conformity with generally accepted accounting principles.

                                                DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 9, 1996

INVESTMENT MANAGEMENT FOR EMERGING MARKETS PORTFOLIO

OFFICERS                               INDEPENDENT TRUSTEES

JAMES B. HAWKES                        DONALD R. DWIGHT
President, Trustee                     President, Dwight Partners, Inc.
                                       Chairman, Newspapers of New England, Inc.
LANDON T. CLAY
Vice President, Trustee                SAMUEL L. HAYES, III
                                       Jacob H. Schiff Professor of
M. DOZIER GARDNER                      Investment Banking,
Vice President                         Harvard University Graduate School
                                       of Business Administration

PETER F. KIELY                         NORTON H. REAMER
Vice President and                     President and Director, United
Portfolio Manager                      Asset Management Corporation

JAMES L. O'CONNOR
Treasurer                              JOHN L. THORNDIKE
                                       Vice President and Director,
THOMAS OTIS                            Fiduciary Company Incorporated
Secretary
                                       JACK L. TREYNOR
                                       Investment Adviser and Consultant